SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2011

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement; and
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On November 10, 2011, Vectren Utility Holdings, Inc. (“VUHI”), a wholly owned subsidiary of Vectren Corporation (the “Company”), entered into a First Amendment (the “VUHI Amendment”) to the Credit Agreement, dated September 30, 2010, among VUHI, certain subsidiary guarantors, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A. and Union Bank, N.A., as co-syndication agents and letter of credit issuers and other lenders party thereto (the “VUHI Credit Agreement”). As previously reported, the Credit Agreement provided for a credit facility consisting of revolving commitments in the aggregate amount of $350,000,000 with a $40,000,000 swing line sublimit and a $250,000,000 letter of credit sublimit. The VUHI Amendment, among other changes, extends the maturity date of the VUHI Credit Agreement to 2016 with the ability on the part of VUHI to request two one-year extensions, subject to the agreement of the lenders, and provides more favorable pricing under the credit facility. The VUHI Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.

On November 10, 2011, Vectren Capital Corp. (“Vectren Capital”), a wholly owned subsidiary of the Company, entered into a Second Amendment  (the “Vectren Capital Amendment”) to a Credit Agreement, dated September 30, 2010, among Vectren Capital, the Company, as guarantor, Wells Fargo Bank, National Association, as administrative agent, swing line lender and letter of credit issuer, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Union Bank, N.A., as co-syndication agents and letter of credit issuers and other lenders party thereto (the “Vectren Capital Credit Agreement”). As previously reported, the Vectren Capital Credit Agreement provided for a credit facility consisting of revolving commitments in the aggregate amount of $250,000,000 with a $40,000,000 swing line sublimit and a $50,000,000 letter of credit sublimit. The parties entered into a First Amendment to the Vectren Capital Credit Agreement on November 2, 2010, to correct a scrivener’s error. The Vectren Capital Amendment, among other changes, extends the maturity date of the Vectren Capital Credit Agreement to 2016 with the ability on the part of Vectren Capital to request two one-year extensions, subject to the agreement of the lenders, and provides more favorable pricing under the credit facility. The Vectren Capital Amendment is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Please refer to the attached exhibits for a description of applicable affirmative and negative covenants.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1
First Amendment to Credit Agreement, dated as of November 10, 2011, among Vectren Utility Holdings, Inc., as borrower (“Vectren Utility”); certain subsidiaries of Vectren Utility, as guarantors; Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer; Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A. and Union Bank, N.A., as co-syndication agents and letter of credit issuers; and the other lenders named therein

10.2
Second Amendment to Credit Agreement, dated as of November 10, 2011, among Vectren Capital, Corp., as borrower; Vectren Corporation, as guarantor; Wells Fargo Bank, National Association, as administrative agent, swing line lender and a letter of credit issuer; Bank of America, N.A., JPMorgan Chase Bank, N.A. and Union Bank, N.A., as co-syndication agents and letter of credit issuers; and the other lenders named therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 10, 2011	VECTREN CORPORATION

	By:	/s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Location
10.1
First Amendment to Credit Agreement, dated as of November 10, 2011, among Vectren Utility Holdings, Inc., as borrower (“Vectren Utility”); certain subsidiaries of Vectren Utility, as guarantors; Bank of America, N.A., as administrative agent, swing line lender and a letter of credit issuer; Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A. and Union Bank, N.A., as co-syndication agents and letter of credit issuers; and the other lenders named therein
Attached

10.2
Second Amendment to Credit Agreement, dated as of November 10, 2011, among Vectren Capital, Corp., as borrower; Vectren Corporation, as guarantor; Wells Fargo Bank, National Association, as administrative agent, swing line lender and a letter of credit issuer; Bank of America, N.A., JPMorgan Chase Bank, N.A. and Union Bank, N.A., as co-syndication agents and letter of credit issuers; and the other lenders named therein
Attached